                                                                    EXHIBIT 99.1

                          CONSENT OF DIRECTOR NOMINEE

The Board of Directors
Official Payments Corporation:

   I, George L. Graziadio, Jr. hereby consent to the use of my name as a Director Nominee in the Form S-1 Registration Statement filed by Official Payments Corporation.

                                                 /s/ George L. Graziadio
                                          -------------------------------------
                                                George L. Graziadio, Jr.

October   , 1999